UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2007 (May 17, 2007)

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other	(Commission file number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (212) 354-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

At the Company’s 2007 Annual Meeting of Stockholders held on May 17, 2007 (the “Annual Meeting”), the stockholders of the Company (i) elected the following nominees to the Company’s Board of Directors, to serve until the 2010 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes
Nominee	For	Withheld
Raul J. Fernandez	72,090,971	19,416,448
Kenneth P. Kopelman	72,406,671	19,100,748
Arthur C. Martinez	75,033,755	16,473,664

(the other directors, whose terms of office continued after the Annual Meeting are: Bernard W. Aronson, Daniel A. Carp, Nancy J. Karch, Kay Koplovitz, William L. McComb, Oliver R. Sockwell and Paul E. Tierney, Jr.)

and (ii) approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2007 (the number of affirmative votes cast was 88,205,998, the number of negative votes cast was 2,651,077 and the number of abstentions was 650,344).

At the Annual Meeting, the stockholders of the Company did not approve the stockholder proposal relating to a “majority vote” standard for Director elections (the number of affirmative votes cast was 38,211,098, the number of negative votes cast was 47,179,454 and the number of abstentions was 791,925).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: May 23, 2007	By:	/s/ Michael Scarpa
	Name:	Michael Scarpa
	Title:	Chief Operating Officer and Chief Financial Officer